Exhibit 16.1


June  1,  2004



Securities  and  Exchange  Commission
Washington,  DC   20549

RE:     SofTech,  Inc.
        File  No.  0-10665


Dear  Sir  or  Madam:

We have read Item 4 of the Form 8-K of SofTech, Inc. dated May 26, 2004, and agree with the statements concerning our Firm contained therein.

Very  truly  yours,

/s/  Grant  Thornton  LLP